When recorded, return to:
Denis Clive Braham, Esq.
Winstead PC
600 Travis Street, Suite 1100
Houston, Texas 77002

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.
LOAN MODIFICATION AGREEMENT
THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is entered into this 30th day of January, 2013 (the "Effective Date"), by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Lender"), HINES REIT 2200 ROSS AVENUE LP, a Delaware limited partnership ("Borrower"), HINES REIT 2007 FACILITY HOLDINGS LLC, a Delaware limited liability company ("Hines REIT 2007"), HINES REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation ("Hines REIT"), and HINES REIT 2200 ROSS AVENUE GP LLC, a Delaware limited liability company ("Borrower's GP").
R E C I T A L S:
A.Borrower executed that certain Promissory Note (as subsequently amended and restated, the "Note") dated December 20, 2007, payable to the order of Lender, evidencing a loan in the original principal amount of ONE HUNDRED SIXTY MILLION AND NO/100 DOLLARS ($160,000,000.00) (the "Loan").
B.    The Note is secured by, inter alia:
(i)    that certain Deed of Trust, Security Agreement, and Fixture Filing dated December 20, 2007 (as modified by this Agreement, the "Deed of Trust"), executed by Borrower to Ed Stout, as trustee, for the benefit of Lender, filed for record under Document No. 20070456305 of the Real Property Records of Dallas County, Texas (the "Records"), covering certain real property located in said county as more particularly described in Exhibit “A” attached hereto (the "Real Property") and certain personal property situated on or related to the Real Property as more particularly described therein (the "Personal Property" and, together with the Real Property, the "Property"); and
(ii)    that certain Assignment of Leases, dated December 20, 2007 (as modified by this Agreement, the "Assignment"), executed by Borrower, and filed for record under Document No. 20070456306 of the Records.

C.    Borrower executed that certain Unsecured Indemnity Agreement (the "Indemnity Agreement"), dated of even date with the Note, in favor of Lender.
D.    Borrower caused (i) Hines REIT Properties, L.P. ("Hines REIT Properties") to execute and deliver to Lender that certain Guaranty Agreement (the "Hines REIT Properties Guaranty"), dated of even date with Note, guaranteeing payment of a portion of the indebtedness evidenced by the Note, and (ii) Hines REIT 2007 to execute and deliver to Lender that certain Payment Guaranty (the "Initial Payment Guaranty"), dated of even date with Note, guaranteeing, among other things, the payment of the Note and performance of all other obligations as set forth in the Loan Documents (as defined in this Agreement).
E.    Borrower caused (i) Hines REIT 2007 to execute and deliver to Lender that certain Pledge and Security Agreement (the "Hines REIT 2007 Pledge"), dated of even date with Note, granting Lender a security interest in all of Hines REIT 2007's interest in Borrower and Borrower's GP, and (ii) Borrower's GP to execute and deliver to Lender that certain Pledge and Security Agreement (the "Borrower's GP Pledge"), dated of even date with Note, granting Lender a security interest in all of Borrower's GP's interest in Borrower (Hines REIT 2007 and Borrower's GP are collectively referred to in this Agreement as "Pledgors", and the Hines REIT 2007 Pledge and the Borrower's GP Pledge are collectively referred to in this Agreement as the "Pledge Agreements").
F.    On or about July 9, 2010, (i) Borrower caused Hines Real Estate Investment Trust, Inc. ("Hines REIT") to execute and deliver to Lender that certain Guaranty Agreement (the "Hines REIT Guaranty"), guaranteeing payment of a portion of the indebtedness evidenced by the Note, and (ii) Lender executed that certain Release of Guarantor, releasing Hines REIT Properties from its obligations under the Hines REIT Properties Guaranty (Hines REIT 2007 and Hines REIT are collectively referred to in this Agreement as "Guarantors", and the Initial Payment Guaranty, the Hines REIT Guaranty, and the Springing Guaranty (as defined below) are collectively referred to in this Agreement as the "Guaranties").
G.    On or about December 28, 2012, Borrower, Lender, Guarantor, and Pledgor entered into that certain Extension Letter Agreement, extending the Maturity Date of the Note to February 1, 2013.
H.    Contemporaneously with the execution of this Agreement, Borrower has executed and delivered to Lender that certain Amended and Restated Promissory Note (the "Amended and Restated Note"), dated of even date with this Agreement; the indebtedness evidenced by the Amended and Restated Note is the same indebtedness evidenced by the Note, said Amended and Restated Note being a renewal, extension, amendment and restatement (in its entirety), but not an extinguishment or novation of, the indebtedness evidenced by the Note.
I.    Contemporaneously with the execution of this Agreement, Borrower has caused Hines REIT to execute and deliver to Lender that certain Guaranty Agreement (the "Springing Guaranty"), dated of even date with this Agreement, guaranteeing payment of a portion of the indebtedness evidenced by the Note,

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J.    Lender, Borrower, Guarantor and Pledgor now propose to modify certain terms and provisions of the Note, the Deed of Trust, the Assignment, the Guaranties, the Pledge Agreements, and the other related documents executed by Borrower, Pledgor, Guarantor or third parties pertaining to, evidencing or securing the Loan (collectively, the "Loan Documents").
NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Borrower and Lender hereby agree as follows:
1.    Definitions. All capitalized terms not defined herein shall have the meanings given such terms in the Deed of Trust, as modified herein.
2.    Maturity Date. The Maturity Date of the Note is hereby extended to February 1, 2016, subject to the extension rights provided for in the Amended and Restated Note, and in all events subject to the right of acceleration prior to the Maturity Date as provided for in the Loan Documents. Borrower hereby extends the liens, security interests and assignments created and evidenced by the Deed of Trust and other Loan Documents, and in this regard all of the Loan Documents are hereby modified by extending the original maturity date thereof as set forth above.
3.    Modifications to the Deed of Trust. The Deed of Trust is hereby modified as set forth below:
(a)    The defined term "Note" is hereby deleted in its entirety and replaced with the following:
Note: The promissory note made by Grantor dated as of the Execution Date to the order of Metropolitan Life Insurance Company, a New York Corporation in the principal amount of One Hundred Sixty Million and No/00 Dollars ($160,000,000.00) (the "Original Note"), as renewed, extended, amended and restated in its entirety by that certain Amended and Restated Promissory Note dated as of January 30, 2013 made by to the order of Metropolitan Life Insurance Company, a New York Corporation in the principal amount of One Hundred Sixty Million and No/00 Dollars ($160,000,000.00) (the "Amended and Restated Note"). The Note has a Maturity Date of February 1, 2016, subject to the extension rights set forth in the Amended and Restated Note.
(b)    The defined term "Loan Documents" is hereby deleted in its entirety and replaced with the following:
Loan Documents: The Note, this Deed of Trust, the Initial Payment Guaranty, the Pledge and Security Agreement Hines (HF), the Pledge and Security Agreement Hines (GP), the Chase Tower Guaranty, the Springing Guaranty, and any other documents executed by Grantor and related to the Note and/or this Deed of Trust, and all renewals, amendments, modifications, restatements and extensions of these documents. Initial Payment Guaranty: Payment Guaranty dated as of the Execution Date and executed by Hines REIT 2007 Facility Holdings LLC, a Delaware limited

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liability company (“Hines Facility”) in favor of Beneficiary. Pledge and Security Agreement Hines (HF): Pledge and Security Agreement dated as of the Execution Date and executed by Hines Facility in favor of Beneficiary and acknowledged by Hines REIT 2200 Ross Avenue GP LLC, a Delaware limited liability company (“Hines Ross”), and Grantor. Pledge and Security Agreement Hines (GP): Pledge and Security Agreement dated as of the Execution Date and executed by Hines Ross in favor of Beneficiary and acknowledged by Grantor. Chase Tower Guaranty: Guaranty Agreement dated as of July 9, 2010 and executed by Hines REIT (as defined herein) in favor of Beneficiary. Springing Guaranty: Guaranty Agreement dated as of January 30, 2013 and executed by Hines REIT in favor of Beneficiary. Indemnity Agreement: Unsecured Indemnity Agreement dated as of the Execution Date and executed by Grantor in favor of Beneficiary. The Indemnity Agreement is not a Loan Document and shall survive in accordance with its terms the repayment of the Loan or other termination of the Loan Documents. Liable Party or Liable Parties: Any indemnitor with respect to the Loan, the Loan Documents or Indemnity Agreement.
(c)    The defined terms "Loan Facility Agreement", "Other Notes", "Other Mortgages" are hereby deleted in their entirety.
(d)    Recital A on Page 1 of the Deed of Trust is hereby deleted in its entirety and replaced with the following:
A.    This Deed of Trust secures: (1) the payment of the indebtedness evidenced by the Note with interest at the rate set forth in the Note, together with all renewals, modifications, consolidations and extensions of the Note, all additional advances or fundings made by Beneficiary pursuant to the terms of or as permitted by the Loan Documents, and any other amounts required to be paid by Grantor under any of the Loan Documents, (collectively, the “Secured Indebtedness”, and sometimes referred to as the “Loan”) and (2) the full performance by Grantor of all of the terms, covenants and obligations set forth in any of the Loan Documents.
(e)    Section 1.03 is hereby deleted in its entirety and replaced with the following:
"Section 1.03    CONDITIONS TO GRANT. If Grantor shall pay to Beneficiary the Secured Indebtedness, at the times and in the manner stipulated in the Loan Documents, and if Grantor shall perform and observe each of the terms, covenants and agreements set forth in the Loan to the extent then required to be performed, then this Deed of Trust and all the rights granted by this Deed of Trust shall be released by Trustee and/or Beneficiary in accordance with the laws of the State (as defined in Section 14.05)."
(f)    Section 5.02 is hereby deleted in its entirety and replaced with the following:
“Section 5.02    ASSIGNMENT OF LEASES. In order to further secure payment of the Secured Indebtedness and the performance of Grantor's obligations

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under the Loan Documents, Grantor absolutely, presently and unconditionally grants, assigns and transfers to Beneficiary all of Grantor's right, title, interest and estate in, to and under (i) all of the Existing Leases and Guaranties affecting the Property and (ii) all of the future leases, lease amendments, guaranties and amendments of guaranties and (iii) the Rents and Profits. Grantor acknowledges that it is permitted to collect the Rents and Profits and exercise the rights of landlord under the Leases pursuant to Section 7 of the Assignment of Leases unless and until an Event of Default occurs. The Existing Leases and Guaranties and all future leases, lease amendments, guaranties and amendments of guaranties are collectively referred to as the "Leases". Upon payment in full of the Indebtedness and the delivery and recording of a release, satisfaction or discharge of the Deed of Trust duly executed by Beneficiary, the assignment in this Section 5.02 shall terminate, become null and void and shall be of no further force and effect. The assignment of the Leases in this Deed of Trust shall not effect a pro tanto payment of the Secured Indebtedness or the obligations of Grantor pursuant to the Indemnity Agreement. Further, receipt by Beneficiary of Rents and Profits shall not be deemed to constitute a pro tanto payment of the Secured Indebtedness or the obligations of Grantor pursuant to the Indemnity Agreement, but shall be applied as set forth in that certain Assignment of Leases of even date herewith, executed by Grantor to Beneficiary.
To the extent that (i) specific terms and requirements of this Deed of Trust conflict with specific terms and requirements of Chapter 64 of Subtitle B, Title 5 of the Texas Property Code (the “Assignment of Leases Statute”), and such terms and requirements of the Assignment of Leases Statute may be superseded by an agreement between Grantor and Beneficiary, the specific terms and requirements of this Deed of Trust hereby supersede such specific terms and requirements of the Assignment of Leases Statute, and (ii) specific terms and requirements of this Deed of Trust conflict with specific terms and requirements of the Assignment of Leases Statute, and such terms and requirements of the Assignment of Leases Statute cannot be superseded by an agreement between Grantor and Beneficiary, the specific terms and requirements of the Assignment of Leases Statute shall control, and Grantor and Beneficiary further agree that the all other terms and requirements of this Deed of Trust shall not otherwise be impaired or superseded thereby and shall remain in full force and effect.”
(g)    Section 9.01(b) is hereby deleted in its entirety and replaced with the following:
"(b)    Notwithstanding the foregoing, the limitation of liability set forth in this Section 9.01 shall not apply and the Loan shall be fully recourse to Grantor (but not to any direct or indirect partner, member, shareholder or other holder of beneficial interests in Grantor) in the event that (i) a Transfer occurs without the consent of Beneficiary (other than a transfer which is permitted without Beneficiary’s consent pursuant to the terms of Section 10.01 of this Deed of Trust), (ii) a Subordinate Financing occurs in violation of Section 10.02 of this Deed of Trust without the

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consent of Beneficiary (other than a Credit Facility Pledge which is permitted without Beneficiary’s consent pursuant to the terms of Section 10.02 of this Deed of Trust), (iii) Grantor commences a voluntary proceeding under applicable federal bankruptcy law, or (iv) a collusive involuntary proceeding under applicable federal bankruptcy law is commenced against Grantor and is not dismissed within 120 days. In addition, this agreement shall not waive any rights which Beneficiary would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness."
(h)    Section 10.01(a) is hereby deleted in its entirety and replaced with the following:
"(a)    Except as otherwise expressly provided in this Section 10.01, Grantor shall not cause or permit directly or indirectly: (i) the Property or Grantor’s interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of; or (ii) any transfer, assignment or conveyance of any interest in Grantor or in the partners, or stockholders, or members or beneficiaries of, Grantor or of any of Grantor’s Constituents or (iii) any merger, reorganization, dissolution or other change in the ownership structure of Grantor or any of the general partners of Grantor, including, without limitation, any conversion of Grantor or any general partner of Grantor from a general partnership to a limited partnership, a limited liability partnership or a limited liability company (collectively, “Transfers”).”
(i)    The final stand-alone paragraph of Section 10.01, which reads as follows, is hereby deleted in its entirety:
"The parties agree that the terms of this Section 10.01 shall in all cases be subject to the terms of Section 4.9 of the Loan Facility Agreement, and accordingly in the event of an inconsistency between the terms of this Section 10.01 and Section 4.9 of the Loan Facility Agreement, Section 4.9 of the Loan Facility Agreement shall govern and control."
(j)    Sections 11.01(g) and 11.01(h) are hereby deleted in their entirety.
(k)    Section 12.01 is hereby deleted in its entirety and replaced with the following:
"Section 12.01 PARTICIPATION AND SALE OF LOAN.

"(a)    Beneficiary may sell, transfer or assign all or any portion of its interest or one or more participation interests in the Loan and the Loan Documents at any time and from time to time, including, without limitation, its rights and obligations as servicer of the Loan. Beneficiary may issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement, including depositing the Loan Documents with a trust that may issue securities (the "Securities"). Beneficiary may forward to each purchaser,

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transferee, assignee, servicer, participant, investor in such Securities (collectively, the "Investor") or any Rating Agency rating such Securities and each prospective Investor, all documents and information which Beneficiary now has or may hereafter acquire relating to the Secured Indebtedness and to Grantor or any Liable Parties and the Property, whether furnished by Grantor, any Liable Parties or otherwise, as Beneficiary determines necessary or desirable.
(b)    Beneficiary, without in any way limiting Beneficiary's other rights hereunder, in its sole and absolute discretion, shall have the right to divide the Loan into two or more tranches which may be evidenced by two or more notes, which notes may be pari passu or senior/subordinate, provided that (i) the aggregate principal amount of the notes immediately following such division shall equal the outstanding principal balance of the Loan and (ii) the weighted average interest rate of the Loan immediately following such division shall equal the interest rate which was applicable to the Loan immediately prior to such division. Grantor shall cooperate with reasonable requests of Beneficiary in order to divide the Loan (without cost to Grantor) and shall execute and deliver such documents as shall reasonably be required by Beneficiary in connection therewith, including, without limitation, new notes to replace the original Note, all in form and substance reasonably satisfactory to Beneficiary, provided that such documents shall contain terms, provisions and clauses (x) no less favorable to Grantor than those contained herein and in the Note, and (y) which do not increase Grantor's obligations hereunder or under the Loan Documents; or decrease Grantor's rights under the Loan Documents. If Beneficiary redefines the interest rate, the amount of interest payable under the modified notes, in the aggregate, shall at all times equal the amount of interest which would have been payable under the Note at the Interest Rate.
(c)    Grantor will cooperate with Beneficiary and the Rating Agencies in furnishing such information and providing such other assistance, reports and legal opinions as Beneficiary may reasonably request in connection with any such transaction (without cost to Grantor). In addition, Grantor acknowledges that Beneficiary may release or disclose to potential purchasers or transferees of the Loan, or potential participants in the Loan, originals or copies of the Loan Documents, title information, engineering reports, financial statements, operating statements, appraisals, Leases, rent rolls, and all other materials, documents and information in Beneficiary's possession or which Beneficiary is entitled to receive under the Loan Documents, with respect to the Loan, Grantor, Liable Parties or the Property. Grantor shall also furnish to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases, the financial condition of Grantor or any Liable Parties as may be requested by Beneficiary, any Investor or any prospective Investor or any Rating Agency in connection with any sale, transfer or participation interest."

(l)    Article 15 is hereby deleted in its entirety.

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(m)    Exhibit "C" is hereby amended to add the following reports to the list of Reports:
Environmental Reports: Phase I Environmental Site Assessment Report dated January 14, 2013, prepared by Terracon Consultants, Inc.
(n)    Exhibits "D" and "E", and all references thereto within the Deed of Trust, are hereby deleted in their entirety.
4.    Modifications to the Assignment. The Assignment is hereby modified as set forth below:
(a)    Section 7 is hereby deleted in its entirety and replaced with the following:
"License to Collect Monies Until Default by Assignor.
(a)    So long as no Event of Default (as defined in the Deed of Trust) exists (all of the foregoing are collectively referred to as, "a Default"), Assignor shall have a license to receive and use all Income and to exercise the rights of the Landlord under the Leases. This license shall be terminable at the sole option of Assignee, without regard to the adequacy of its security under this Agreement or under the Deed of Trust and without notice to Assignor, if there is a Default which is continuing. This Assignment shall not effect a pro tanto payment of the indebtedness evidenced by, or arising under, the Loan Documents or the obligations of Assignor pursuant to that certain Unsecured Indemnity Agreement ("Indemnity Agreement") of even date herewith, executed by Assignor for the benefit of Assignee.
(b)    Upon the occurrence of an Event of Default, Assignee shall, without the necessity of entering upon and taking and maintaining full control of the Property, be immediately entitled to possession of all rents, issues and profits from the Property, and, upon notice to Assignor as set forth in the Assignment of Leases Statute (as defined in Section 19 below), Assignor shall deliver all such rents, issues and profits from the Property to Assignee. Alternatively, Assignee may, after occurrence of a default in the full and complete performance of any agreements, covenants and promises in the Loan Documents, in person, by agent or by a court appointed receiver, regardless of the adequacy of Assignee's security, enter upon and take and maintain full control of the Property in order to collect all rents, issues and profits therefrom and to perform all acts necessary and appropriate for the operation and maintenance thereof. After taking possession of the Property, Assignee may, without limitation, appoint and dismiss such agents or employees as shall be necessary for the collection of the rents, issues and profits, and for the proper care and operation of the Property, and Assignor hereby grants to such agents or employees so appointed full and irrevocable authority on Assignor's behalf to manage the Property and to do all acts relating to such management, including among others the making of new leases in the name of the Assignor or otherwise, the alteration or amendment of existing leases, the authorization of repairs or replacements to maintain the building or buildings

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and chattels incidental thereto in good and tenantable condition and the making of such alterations or improvements as in the judgment of the Assignee may be necessary to maintain or increase the income from the Property. Assignee shall have the sole control of such agents or employees whose remuneration shall be paid out of the rents, issues, and profits as hereinbefore provided, at the rate of compensation accepted in the community wherein the Property is situated unless otherwise specified. ASSIGNOR HEREBY EXPRESSLY RELEASES ASSIGNEE FROM ANY LIABILITY TO ASSIGNOR FOR THE ACTS OF SUCH AGENTS, AND AGREES THAT ASSIGNEE SHALL NOT BE LIABLE FOR THEIR NEGLECT OR FOR MONIES THAT MAY COME INTO THE POSSESSION OF SUCH AGENTS BUT NOT FROM THEIR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. In the event that Assignee elects to seek the appointment of a receiver for the Property upon the occurrence of such default, Assignor hereby consents to the appointment of such receiver. Assignee or the receiver may receive a reasonable fee for managing the Property."
(b)    The following is hereby added as Section 19 to the Assignment:
19.    Chapter 64 of Subtitle B, Title 5 of the Texas Property Code. Assignor and Assignee acknowledge and agree that (i) to the extent that specific terms and requirements of this Agreement conflict with specific terms and requirements of Chapter 64 of Subtitle B, Title 5 of the Texas Property Code (the "Assignment of Leases Statute"), and such terms and requirements of the Assignment of Leases Statute may be superseded by an agreement between Assignor and Assignee, the specific terms and requirements of this Agreement hereby supersede such specific terms and requirements of the Assignment of Leases Statute, and (ii) to the extent that specific terms and requirements of this Agreement conflict with specific terms and requirements of the Assignment of Leases Statute, and such terms and requirements of the Assignment of Leases Statute cannot be superseded by an agreement between Assignor and Assignee, the specific terms and requirements of the Assignment of Leases Statute shall control, and Assignor and Assignee further agree that the all other terms and requirements of this Agreement shall not otherwise be impaired or superseded thereby and shall remain in full force and effect.
5.    Modification to the Borrower's GP Pledge. The following definition is hereby added to Section 1 of the Borrower's GP Pledge:
"Liabilities" shall mean all obligations of Borrower owed to Lender under the Security Instrument and each of the other Loan Documents."
6.    Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Lender, as evidenced by the Loan Documents. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lender pursuant to the terms of the Note as modified hereby and by the Amended and Restated Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid

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and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Property, the Loan Documents or Lender's performance under the Loan Documents or with respect to the Property; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower and third parties, as of the date hereof; and (vi) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Loan Documents. To the extent any such claims, counterclaims, defenses, or other causes of action may now exist, whether known or unknown, such items are forever RELEASED, DISCHARGED, AND WAIVED by Borrower.
7.    Joinder of Pledgors and Guarantors. By the execution and delivery hereof, the Pledgors and Guarantors (i) acknowledge and consent to the terms and provisions hereof, (ii) ratify and confirm the Guaranties and Pledge Agreements, to and for the benefit of Lender, (iii) agree that the Guaranties and the Pledge Agreements are and shall remain in full force and effect, and the terms of the Guaranties and the Pledge Agreements cover and pertain to the Loan, the Note, the Deed of Trust and the other Loan Documents, as amended, (iv) acknowledge that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Guaranties or the Pledge Agreements, (v) certify that the representations and warranties contained in the Guaranties and the Pledge Agreements remain true and correct representations and warranties of Guarantors and Pledgors as of the date hereof, and (vi) acknowledge that Lender has satisfied and performed its covenants and obligations under the Guaranties, the Pledge Agreements and the Loan Documents (if any), and that no prior action or failure to act by or on behalf of, Lender has or will give rise to any cause of action or other claim against Lender for breach of the Guaranties, the Pledge Agreements, the Loan Documents or otherwise.
8.    No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Note or the other Loan Documents.
9.    Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, title insurance policy or endorsement premiums or other charges of any title company, and reasonable fees and expenses of legal counsel to Lender.
10.    Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof. Borrower shall cause to be delivered to Lender

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an opinion of counsel, reasonably satisfactory to Lender, opining to (i) the validity and enforceability of this Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transaction contemplated hereby, (ii) the authority of Borrower, and any constituents of Borrower, to execute, deliver and perform its or their respective obligations under the Loan Documents, as hereby modified, and (iii) such other matters as reasonably requested by Lender.
11.    Further Acts. Borrower acknowledges and agrees that, on demand, Borrower shall execute and deliver and hereby authorizes Lender or Trustee to execute in the name of Borrower or without the signature of the Borrower, to the extent Lender or Trustee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively Lender's lien on the Property.
12.    Effectiveness of the Loan Documents. Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms and to such other Loan Documents, as modified hereby.
13.    Governing Law. THE TERMS AND PROVISIONS IN THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
14.    Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.
15.    Binding Agreement. This Agreement shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Property or any of Borrower's rights, titles or interests in and to the Property or any rights, titles or interests in and to Borrower, except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.
16.    Headings. The Section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.
17.    Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

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18.    Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable..
19.    Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.
20.    Release. Borrower, Pledgors and Guarantors hereby release and forever discharge Lender from any and all claims, demands, liabilities, losses or causes of action, known or unknown, fixed or contingent, Borrower, any Pledgor or Guarantor may have directly against Lender, as of 12:00 midnight, Dallas, Texas time, on the date of this Agreement, that is a part of, concerns or in any manner relates to the Loan, this Agreement or the Loan Documents, including but not limited to, claims for tortious interference with contractual relations, breach of contract, usury, breach of fiduciary duty, bad faith, negligence, negligent misrepresentation, defamation, business disparagement, promissory estoppel, or similar causes of action, except for, any and all actions, suits, proceedings brought by Borrower to recover damages they incurred in any action, suit or proceeding brought by a third party against them.
21.    ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER DOCUMENTS, IF ANY, HEREIN REQUIRED TO BE EXECUTED REPRESENT THE FINAL AGREEMENT OR AGREEMENTS BETWEEN THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS INSTRUMENT MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED BY THE PARTIES HERETO

[Remainder of page intentionally left blank; signature pages immediately follow.]

Loan Modification Agreement – Page 12

EFFECTIVE as of the date first above written.
LENDER:

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By: /s/ John Martin Hall
Name: John Martin Hall
Title: Director
STATE OF TEXAS        §

            §

COUNTY OF DALLAS    §
This instrument was ACKNOWLEDGED before me, on the 29 day of January, 2013, by John Martin Hall, the Director of METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, on behalf of said corporation.
[S E A L]
/s/ Jane Rauscher
Notary Public in and for the State of Texas

Jane Rauscher
Printed Name of Notary Public
My Commission Expires:

1/6/16

Signature Page

BORROWER:

HINES REIT 2200 ROSS AVENUE LP,
a Delaware limited partnership
By:    Hines REIT 2200 Ross Avenue GP LLC,
a Delaware limited liability company,
its general partner

By:    /s/ J. Shea Morgenroth

Name:     J. Shea Morgenroth

Title:     Authorized Agent

STATE OF TEXAS        §

                §

COUNTY OF DALLAS    §
This instrument was ACKNOWLEDGED before me on January 29, 2013, by J. Shea Morgenroth, a Authorized Agent of Hines REIT 2200 Ross Avenue GP LLC, a Delaware limited liability company, the general partner of Hines REIT 2200 Ross Avenue LP, a Delaware limited partnership, on behalf of and as the free act and deed of said limited liability company and limited partnership.
[ S E A L ]                    /s/ Christine Marie McCabe
                        Notary Public, State of Texas
My Commission Expires:
                Christine Marie McCabe
7-30-2016            (Printed Name of Notary Public)

Signature Page

Loan Modification Agreement – Page 2

PLEDGOR:

HINES REIT 2200 ROSS AVENUE GP LLC,
a Delaware limited liability company

By:    /s/ J. Shea Morgenroth
Name:     J. Shea Morgenroth
Title:     Authorized Agent

STATE OF TEXAS        §
§

COUNTY OF HARRIS    §
This instrument was ACKNOWLEDGED before me on January 29, 2013, by J. Shea Morgenroth, the Authorized Agent of Hines REIT 2200 Ross Avenue GP LLC, a Delaware limited liability company, on behalf of said limited liability company.
[ S E A L ]                        /s/ Christine Marie McCabe
                        Notary Public, State of Texas
My Commission Expires:
Christine Marie McCabe

7/30/2016            (Printed Name of Notary Public)

Signature Page

PLEDGOR:
HINES REIT 2007 FACILITY HOLDINGS LLC, a Delaware limited liability company
By:    /s/ J. Shea Morgenroth
Name:     J. Shea Morgenroth
Title:     Authorized Agent
STATE OF TEXAS        §

                §

COUNTY OF HARRIS    §
This instrument was ACKNOWLEDGED before me on January 29, 2013, by J. Shea Morgenroth, the Authorized Agent of Hines REIT 2007 Facility Holdings LLC, a Delaware limited liability company, on behalf of said limited liability company.
[ S E A L ]                        /s/ Christine Marie McCabe
                        Notary Public, State of Texas
My Commission Expires:
Christine Marie McCabe
7/30/2016            (Printed Name of Notary Public)

Signature Page

GUARANTOR:

HINES REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation
By:    /s/ J. Shea Morgenroth
Name:     J. Shea Morgenroth
Title:     Chief Accounting Officer and Treasurer
STATE OF TEXAS        §

                §

COUNTY OF HARRIS    §
This instrument was ACKNOWLEDGED before me on January 29, 2013, by J. Shea Morgenroth, the CAO & Treasurer of Hines Real Estate Investment Trust, Inc., a Maryland corporation, on behalf of said corporation.
[ S E A L ]                        /s/ Christine Marie McCabe
                        Notary Public, State of Texas
My Commission Expires:
Christine Marie McCabe
7/30/2016            (Printed Name of Notary Public)

Signature Page

GUARANTOR:

HINES REIT 2007 FACILITY HOLDINGS LLC, a Delaware limited liability company
By:    /s/ J. Shea Morgenroth
Name:     J. Shea Morgenroth
Title:     Authorized Agent
STATE OF TEXAS        §

                §

COUNTY OF HARRIS    §
This instrument was ACKNOWLEDGED before me on January 30, 2013, by J. Shea Morgenroth, the Authorized Agent of Hines REIT 2007 Facility Holdings LLC, a Delaware limited liability company, on behalf of said limited liability company.
[ S E A L ]                        /s/ Anna M. Alvarado
                        Notary Public, State of Texas
My Commission Expires:
                    Anna M. Alvarado
December 9, 2014                    (Printed Name of Notary Public)

DALLAS_1\5973618v4
9212-343 12/20/2012

Signature Page

Exhibit 10.1
EXHIBIT "A"
REAL PROPERTY
TRACT I: Fee Simple
BEING a tract of land situated in the J. GRIGSBY SURVEY, Abstract No. 495 and being all of LOT 1, BLOCK 256 of the 2200 ROSS ADDITION, an addition to the City of Dallas as recorded in Volume 85018, Page 1062 of the Deed Records of Dallas County, Texas (DRDCT) and being all of a tract of land conveyed to THE CROW-EQUITABLE-NISSEI ROSS AVENUE DALLAS COMPANY as recorded in Volume 87122, Page 2336 (DRDCT) and being more particularly described as follows;
BEGINNING at a “X” cut found in concrete at the most southeasterly corner of LOT 1, BLOCK A/256 of the ELEGANTE ADDITION, an addition to the City of Dallas as recorded in Volume 77199, Page 1896 (DRDCT) Certificate of Correction as recorded in Volume 77245, Page 2491 (DRDCT), said point being found in the northwesterly Right-of-Way line of SAN JACINTO STREET (55' Right-of-Way);
THENCE departing the southwesterly line of said LOT 1, BLOCK A/256 and along the northwesterly Right-of-Way 1ine of said SAN JACINTO STREET South 45 deg 00 min 00 sec West a distance of 327.52 feet to a point for corner at a corner-clip which a “X” cut set on the top of concrete curb for reference bears South 44 deg 58 min 37 sec East a distance of 10.60 feet;
THENCE departing the northwesterly Right-of-Way line of said SAN JACINTO STREET and along said corner-clip South 89 deg 31 min 45 sec West a distance of 14.26 feet to a point for corner in the northeasterly Right-of-Way line of PEARL STREET (100' Right-of-Way) which a “X” cut set on the top of curb for reference bears South 44 deg 06 min 45 sec West a distance of 10.74 feet;
THENCE departing said corner-clip and along the northeasterly Right-of-Way line of said PEARL STREET as follows;
North 45 deg 56 min 30 sec West a distance of 193.62 feet to a 1/2 inch iron rod set with a red plastic cap stamped “W.A.I.” for corner;
North 47 deg 42 min 11 sec West a distance of 146.69 feet to a point for the beginning of a corner-clip which a “X” cut set on the top of curb for reference bears South 42 deg 25 min 41 sec West a distance of 9.89 feet;
THENCE departing the northeasterly Right-of-Way line of said PEARL STREET and along said corner-clip North 01 deg 21 min 06 sec West a distance of 6.89 feet to a point for corner in the southeasterly Right-of-Way line of ROSS AVENUE (80' Right-of-Way) which a “X” cut set on the top of curb for reference bears North 45 deg 00 min 43 sec West a distance of 11.34 feet;

Exhibit A – Page 1

THENCE departing said corner-clip and along the southeasterly Right-of-Way line of said ROSS AVENUE North 45 deg 00 min 00 sec East a distance of 288.66 feet to a “X” cut found in concrete for the most southwesterly corner of said LOT 1, BLOCK A/256;
THENCE departing the southeasterly Right-of-Way line of said ROSS AVENUE and along the common line of said LOT 1, BLOCK 256 and LOT 1, BLOCK A/256 as follows;
South 45 deg 24 min 34 sec East a distance of 170.02 feet to a 1/2 inch iron rod set with a red plastic cap stamped “W.A.I.” for corner;
North 44 deg 48 min 53 sec East a distance of 52.69 feet to a 1/2 inch iron rod set with a red plastic cap stamped “W.A.I.” for corner;
South 45 deg 08 min 39 sec East a distance of 185.26 feet to the POINT OF BEGINNING;
CONTAINING within these metes and bounds 2.571 acres or 112,004 square feet of land more or less. Bearings contained within this field note description are based upon an on the ground survey performed in the field on the 30th day of March 2006 utilizing the bearings as found on the Plat of 2200 ROSS ADDITION, an addition to the City of Dallas as recorded in Volume 85018, Page 1062 (DRDCT).
TRACT II: Subsurface Estate
BEING all of the subsurface rights beginning six (6”) inches beneath the sidewalk pavement situated in the City of Dallas, Dallas County, Texas and being part of ROSS AVENUE (80' Right-of-Way), adjacent to City Block 256 as described in City of Dallas Ordinance No. 18991, passed by City Council of the City of Dallas on January 8, 1986, recorded in Volume 87121, Page 2233 and being part of the subsurface rights and land conveyed by the City of Dallas to Crow-Ross Avenue No. 1 pursuant to Quit Claim Deed dated May 22, 1986, recorded in Volume 86174, Page 5740, and in corrected Quit Claim Deed recorded in Volume 87122, Page 2331, Deed Records, Dallas County, Texas (DRDCT). Containing within the recorded documents 0.076 acres or 3,303.588 square feet of land.
TRACT III: Subsurface Estate
BEING all of the subsurface rights beginning six (6”) inches beneath the sidewalk pavement situated in the City of Dallas, Dallas County, Texas and being part of PEARL STREET (100' Right-of-Way) and SAN JACINTO STREET (55' Right-of-Way), adjacent to City Block 256 as described in City of Dallas Ordinance No. 18991, passed by City Council of the City of Dallas on January 8, 1986, recorded in Volume 87121, Page 2233 Deed Records, Dallas County, Texas (DRDCT) and being part of the subsurface rights and land conveyed by the City of Dallas to Crow-Ross Avenue No. 1 pursuant to Quit Claim Deed dated May 22, 1986, recorded in Volume 86174, Page 5740, and in corrected Quit Claim Deed recorded in Volume 87122, Page 2331 (DRDCT). Containing within the recorded documents 0.126 acres or 5,502.791 square feet of land.

Exhibit A – Page 2

TRACT IV: Easement Estate and License Estate
(a)    Easement Estate created in Skybridge Easements Agreement, executed by and between Crow-Williams #5, a Texas limited partnership and The Crow-Equitable-Nissei Ross Avenue Dallas Company, a Texas joint venture, dated June 30, 1988, filed for record on October 5, 1988 and recorded in Volume 88194, Page 4800, Deed Records, Dallas County, Texas.
(b)    License Estate created in City of Dallas Ordinance No. 19516, certified copies of which were filed for record on June 23, 1987 in Volume 87120, Page 2079 and on August 19, 1999 in Volume 99162, Page 2865 of the Deed Records of Dallas County, Texas, as amended by the City of Dallas Ordinance No. 19850, a certified copy of which was filed for record on April 11, 1988 in Volume 88070, Page 3783 of the Deed Records of Dallas County, Texas, as assigned pursuant to Assignment dated June 15, 2006, filed for record at Document No. 200600218545 of the Official Public Records of Dallas County, Texas, as assigned by instrument recorded under Clerk’s File No. 20070416275, Deed Records, Dallas County, Texas.
TRACT V: Easement Estate and License Estate
(a)    Easement Estate created in Skybridge Easement Agreement executed by and between Plaza of the Americas Condominium Association, The Crow-Equitable-Nissei Ross Avenue Dallas Company, Ltd., Crow-Ross Avenue #1 Limited Partnership, K-P Plaza Limited Partnership and Texas Commerce Bank-Dallas, N.A., dated January 31, 1992, filed for record on March 10, 1992 and recorded in Volume 92048, Page 2890, Deed Records, Dallas County, Texas.
(b)    License Estate created in City of Dallas Ordinance No. 19851, a certified copy filed for record April 11,1988 and recorded in Volume 88070, Page 3789, Deed Records, Dallas County, Texas, as assigned pursuant to Assignment dated June 15,2006, filed for record on June 15, 2006, and recorded in Document No. 200600218546 of the Official Public Records of Dallas County, Texas, as assigned by instrument recorded under Clerk’s File No. 20070416276, Deed Records, Dallas County, Texas.
TRACT VI: Fee Simple
BEING a tract of land situated in the J. GRIGSBY SURVEY, Abstract No. 495 and being all of LOT 1, BLOCK 252 of the PEARL STREET ADDITION, an addition to the City of Dallas as recorded in Volume 2000152, Page 00017 of the Deed Records of Dallas County, Texas (DRDCT) and being all of a tract of land conveyed to THE EQUITABLE-NISSEI DALLAS COMPANY as recorded in Volume 99048, Page 03564 (DRDCT) and being more particularly described as follows;
BEGINNING at a “X” cut found in concrete at the intersection of a corner-clip and the southeasterly Right-of-Way line of SAN JACINTO STREET (55' Right-of-Way);
THENCE departing said corner-clip and along the southeasterly Right-of-Way line of said SAN JACINTO STREET North 44 deg 55 min 30 sec East a distance of 141.38 feet to a “X” cut found in concrete at a corner-clip;

Exhibit A – Page 3

THENCE departing the southeasterly Right-of-Way line of said SAN JACINTO STREET and along said corner-clip North 89 deg 31 min 30 sec East a distance of 14.24 feet to a “X” cut set in concrete for corner in the southwesterly Right-of-Way line of PEARL STREET (100' Right-of-Way)
THENCE departing said corner-clip and along the southwesterly Right-of-Way line of said PEARL STREET South 45 deg 52 min 30 sec East a distance of 144.02 feet to a 5/8 inch iron rod found for the most northeasterly corner of a tract of land conveyed to Carolyn McClain as recorded in Volume 81208, Page 638 (DRDCT)
THENCE departing the southwesterly Right-of-Way line of said PEARL STREET and along the common line of said LOT 1, BLOCK 252 and said McClain Tract South 44 deg 55 min 30 sec West a distance of 164.07 feet to a 5/8 inch iron rod found for the most southwesterly corner of said McClain tract, said point being found in the northeasterly Right-of-Way line of OLIVE STREET (60' Right-of-Way);
THENCE departing said common line and along the northeasterly Right-of-Way line of said OLIVE STREET North 44 deg 52 min 30 sec West a distance of 144.00 feet to a “X” cut found in concrete at a corner-clip;
THENCE departing the northeasterly Right-of-Way line of said OLIVE STREET and along said corner-clip North 00 deg 00 min 54 sec East a distance of 14.17 feet to the POINT OF BEGINNING; CONTAINING within these metes and bounds 0.573 acres or 24,960 square feet of land more or less. Bearings contained within this field note description are based upon an on the ground survey performed in the field on the 30th day of March 2006 utilizing the bearings as found on the Plat of 2200 ROSS ADDITION, an addition to the City of Dallas as recorded in Volume 85018, Page 1062 (DRDCT).
TRACT VII
License Estate created in City of Dallas Ordinance No. 20029, a certified copy filed for record March 2, 1989 and recorded in Volume 89042, Page 3977, Deed Records, Dallas County, Texas, as assigned pursuant to Assignment dated June 15, 2006 filed for record on June 15, 2006, and recorded in Document No. 200600218544 of the Official Public Records of Dallas County, Texas, as assigned by instrument recorded under Clerk’s File No. 20070416277, Deed Records, Dallas County, Texas.

DALLAS_1 \5984117 v5 01/31/2013

Exhibit A – Page 4